UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 9, 2010
AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 459-4450

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends Item 4.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2010, regarding a change in Registrant’s certifying accountant.
Item 4.01. Changes in Registrant’s Certifying Accountant.
     The Audit Committee (the “Audit Committee”) of the Board of Directors of AFC Enterprises, Inc. (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year. As a result of this process, effective April 9, 2010, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year.
     Also effective April 12, 2010, the Audit Committee informed Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the 2009 fiscal year, that it would not be re-engaged as the independent registered public accounting firm and that it would be dismissed no later than the date of the filing of the Company’s proxy statement for its 2010 Annual Meeting of Shareholders. The Company dismissed Grant Thornton on April 23, 2010.
     During the fiscal years ended December 27, 2009 and December 28, 2008, and the subsequent interim period through the date of the filing of this Form 8-K/A, the Company had (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
     Grant Thornton’s reports on the Company’s consolidated financial statements for the fiscal years ended December 27, 2009 and December 28, 2008, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 27, 2009 and December 28, 2008, and the subsequent interim period through the date of the filing of this Form 8-K/A, neither the Company nor anyone on its behalf has consulted with PwC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
     In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Grant Thornton a copy of the disclosures it is making in this Form 8-K/A prior to filing with the Securities and Exchange Commission (the “SEC”) and has requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements. A copy of such letter, dated April 23, 2010, is filed as Exhibit 16.1 to this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
     16.1     Letter of Grant Thornton LLP dated April 23, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: April 23, 2010	By:	/s/ Harold M. Cohen
Harold M. Cohen Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Grant Thornton LLP dated April 23, 2010